EXHIBIT 24

RYERSON INC.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Ryerson Inc., a Delaware corporation, do hereby nominate, constitute and appoint Jay M. Gratz, Neil S. Novich, Terence R. Rogers and Lily L. May, or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Ryerson Inc. to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Ryerson Inc. for the fiscal year ended December 31, 2006, including specifically, but without limitation thereof, full power and authority to sign my name as a director and(or) officer of said Ryerson Inc. to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of February, 2007.

/s/ Jameson A. Baxter
Jameson A. Baxter

RYERSON INC.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Ryerson Inc., a Delaware corporation, do hereby nominate, constitute and appoint Jay M. Gratz, Neil S. Novich, Terence R. Rogers and Lily L. May, or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Ryerson Inc. to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Ryerson Inc. for the fiscal year ended December 31, 2006, including specifically, but without limitation thereof, full power and authority to sign my name as a director and(or) officer of said Ryerson Inc. to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of February, 2007.

/s/ Richard G. Cline
Richard G. Cline

RYERSON INC.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Ryerson Inc., a Delaware corporation, do hereby nominate, constitute and appoint Jay M. Gratz, Neil S. Novich, Terence R. Rogers and Lily L. May, or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Ryerson Inc. to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Ryerson Inc. for the fiscal year ended December 31, 2006, including specifically, but without limitation thereof, full power and authority to sign my name as a director and(or) officer of said Ryerson Inc. to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of February, 2007.

/s/ Russell M. Flaum
Russell M. Flaum

RYERSON INC.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Ryerson Inc., a Delaware corporation, do hereby nominate, constitute and appoint Jay M. Gratz, Neil S. Novich, Terence R. Rogers and Lily L. May, or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Ryerson Inc. to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Ryerson Inc. for the fiscal year ended December 31, 2006, including specifically, but without limitation thereof, full power and authority to sign my name as a director and(or) officer of said Ryerson Inc. to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of February, 2007.

/s/ James A. Henderson
James A. Henderson

RYERSON INC.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Ryerson Inc., a Delaware corporation, do hereby nominate, constitute and appoint Jay M. Gratz, Neil S. Novich, Terence R. Rogers and Lily L. May, or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Ryerson Inc. to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Ryerson Inc. for the fiscal year ended December 31, 2006, including specifically, but without limitation thereof, full power and authority to sign my name as a director and(or) officer of said Ryerson Inc. to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of February, 2007.

/s/ Gregory P. Josefowicz
Gregory P. Josefowicz

RYERSON INC.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Ryerson Inc., a Delaware corporation, do hereby nominate, constitute and appoint Jay M. Gratz, Neil S. Novich, Terence R. Rogers and Lily L. May, or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Ryerson Inc. to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Ryerson Inc. for the fiscal year ended December 31, 2006, including specifically, but without limitation thereof, full power and authority to sign my name as a director and(or) officer of said Ryerson Inc. to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of February, 2007.

/s/ Dennis J. Keller
Dennis J. Keller

RYERSON INC.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Ryerson Inc., a Delaware corporation, do hereby nominate, constitute and appoint Jay M. Gratz, Neil S. Novich, Terence R. Rogers and Lily L. May, or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Ryerson Inc. to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Ryerson Inc. for the fiscal year ended December 31, 2006, including specifically, but without limitation thereof, full power and authority to sign my name as a director and(or) officer of said Ryerson Inc. to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of February, 2007.

/s/ Martha Miller de Lombera
Martha Miller de Lombera

RYERSON INC.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Ryerson Inc., a Delaware corporation, do hereby nominate, constitute and appoint Jay M. Gratz, Terence R. Rogers and Lily L. May, or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Ryerson Inc. to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Ryerson Inc. for the fiscal year ended December 31, 2006, including specifically, but without limitation thereof, full power and authority to sign my name as a director and(or) officer of said Ryerson Inc. to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of February, 2007.

/s/ Neil S. Novich
Neil S. Novich

RYERSON INC.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Ryerson Inc., a Delaware corporation, do hereby nominate, constitute and appoint Jay M. Gratz, Neil S. Novich, Terence R. Rogers and Lily L. May, or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Ryerson Inc. to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Ryerson Inc. for the fiscal year ended December 31, 2006, including specifically, but without limitation thereof, full power and authority to sign my name as a director and(or) officer of said Ryerson Inc. to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of February, 2007.

/s/ Jerry K. Pearlman
Jerry K. Pearlman

RYERSON INC.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Ryerson Inc., a Delaware corporation, do hereby nominate, constitute and appoint Jay M. Gratz, Neil S. Novich, Terence R. Rogers and Lily L. May, or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Ryerson Inc. to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Ryerson Inc. for the fiscal year ended December 31, 2006, including specifically, but without limitation thereof, full power and authority to sign my name as a director and(or) officer of said Ryerson Inc. to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of February, 2007.

/s/ Anré D. Williams
Anré D. Williams